Exhibit 99.1

FOR IMMEDIATE RELEASE:	January 21, 2016

SIMMONS FIRST ANNOUNCES 128 PERCENT INCREASE IN CORE EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced record core earnings of $25.9 million for the fourth quarter of 2015, an increase of $14.5 million, or 127.6 percent, compared with the same quarter last year. Diluted core earnings per share were a record $0.86, an increase of $0.22, or 34.4 percent. Including the non-core items, net income was $23.8 million for the fourth quarter of 2015, an increase of $11.1 million, or 88.2 percent, compared with the same quarter last year. Diluted earnings per share were $0.78, an increase of $0.06, or 8.3 percent.

Year-to-date core earnings were $89.6 million, an increase of $50.9 million, or 131.5 percent, compared with the same period of 2014. Year-to-date diluted core earnings per share were $3.18, an increase of $0.89, or 38.9 percent. Year-to-date net income was $74.1 million, or $2.63 diluted earnings per share.

“We are very proud of our team for achieving record operating results in 2015. The hard work by all of our associates, especially those new to Simmons, has established a firm base on which to build. We look forward to continued momentum into 2016,” said George A. Makris, Jr., chairman and CEO.

Loans

Total loans, including those acquired, were $4.9 billion at Dec. 31, 2015, an increase of $2.2 billion, or 79.7 percent, compared with the same period in 2014. Legacy loans (all loans excluding acquired loans) grew $1.2 billion, or 58.1 percent. Acquired loans increased by $990 million, net of discounts.

Deposits

At Dec. 31, 2015, total deposits were $6.1 billion, an increase of $2.2 billion, or 57.6 percent, compared with the same period in 2014. Total non-time deposits were $4.8 billion, or 78.3 percent of total deposits.

Net Interest Income

The company’s net interest income for the fourth quarter of 2015 was $73.8 million, an increase of $26.4 million, or 55.6 percent, from the same period of 2014. This increase was driven by growth in the legacy loan portfolio and earning assets acquired through the Community First and Liberty transactions. Net interest margin was 4.54 percent for the quarter ended Dec. 31, 2015, an 11 basis-point decline from the same quarter of 2014.

Included in interest income was the yield accretion recognized on acquired loans of $11.1 million and $10.8 million for the fourth quarter of 2015 and 2014, respectively. The company’s core net interest margin, excluding the accretion, was 3.88 percent for the fourth quarter of 2015, a 25 basis-point increase from the same quarter of 2014.

Non-Interest Income

Non-interest income for the fourth quarter was $28.9 million, an increase of $7.4 million compared with the fourth quarter of 2014. The increase in non-interest income was primarily due to additional service charge and fee income, mortgage lending and investment banking income resulting from the acquisitions and gains on sale of other real estate and investment securities. Additional trust income resulted from the completed acquisition of Ozark Trust. Losses on FDIC-covered assets decreased by $3.0 million with the elimination of indemnification asset amortization due to the company’s September termination of loss-sharing agreements with the FDIC.

Non-Interest Expense

Non-interest expense for the fourth quarter of 2015 was $68.0 million, an increase of $21.1 million compared with the same period in 2014. Included in the quarter were $1.3 million of merger-related and branch right-sizing expenses. The company also incurred $2.2 million of costs related to early termination agreements executed during the quarter. The remaining increase in non-interest expense was primarily due to incremental operating expenses of the acquired Community First, Liberty and Ozark Trust franchises, somewhat offset by the company’s ongoing efficiency initiatives.

Asset Quality

During the third quarter, the company entered into an agreement with the FDIC to terminate all of its remaining loss-sharing agreements. As a result, all FDIC-acquired assets are now classified as non-covered. All acquired loans are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At Dec. 31, 2015, the allowance for loan losses for legacy loans was $31.4 million, with a $1.0 million allowance for acquired loans. The loan discount credit mark was $55.7 million, for a total of $88.1 million of coverage. This equates to a total coverage ratio of 1.8 percent of gross loans. The ratio of credit mark and related allowance to acquired loans was 3.3 percent.

The company's allowance for loan losses on legacy loans at Dec. 31, 2015, was 0.97 percent of total loans and 166 percent of non-performing loans. In the legacy portfolio, non-performing loans as a percent of total loans were 0.58 percent. The 2015 year-to-date net charge-off ratio, excluding credit cards, was 0.16 percent, and the year-to-date credit card charge-off ratio was 1.28 percent.

Capital

At Dec. 31, 2015, common stockholders' equity was $1.1 billion, book value per share was $34.49 and tangible book value per share was $21.97. The company's ratio of stockholders' equity to total assets was 14.22 percent and its ratio of tangible common equity to tangible assets was 9.3 percent.

Simmons First National Corporation

Simmons First National Corporation is an Arkansas-based financial holding company with total assets of $7.6 billion, conducting financial operations throughout Arkansas, Kansas, Missouri and Tennessee. The company's common stock trades on the NASDAQ Global Select Market under the symbol "SFNC".

Conference Call

Management will conduct a conference call to review this information beginning at 3 p.m. CST on Thursday, Jan. 21, 2016. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 14837859. In addition, the call will be available live or in recorded version on the company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This news release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The company’s management uses these non-GAAP financial measures in their analysis of the company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

J. BURTON HICKS

Senior Vice President and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$97,656	$106,678	$69,770	$83,424	$54,347
Interest bearing balances due from banks	154,606	284,645	173,130	423,986	281,562
Federal funds sold	-	9,675	49,570	178,418	-
Cash and cash equivalents	252,262	400,998	292,470	685,828	335,909
Interest bearing balances due from banks - time	14,107	16,504	24,189	25,000	-
Investment securities - held-to-maturity	705,373	776,294	861,596	902,423	777,587
Investment securities - available-for-sale	821,407	703,347	747,701	707,383	305,283
Mortgage loans held for sale	30,265	15,556	48,094	25,513	21,265
Assets held in trading accounts	4,422	6,292	6,481	6,528	6,987
Loans:
Legacy loans	3,246,454	2,839,278	2,611,229	2,115,380	2,053,721
Allowance for loan losses	(31,351)	(30,380)	(30,567)	(29,183)	(29,028)
Loans acquired, not covered by FDIC loss share
(net of discount and allowance)	1,672,901	2,013,816	2,108,306	2,418,440	575,980
Loans acquired, covered by FDIC loss share
(net of discount and allowance)	-	-	93,121	102,468	106,933
Net loans	4,888,004	4,822,714	4,782,089	4,607,105	2,707,606
FDIC indemnification asset	-	-	13,020	15,965	22,663
Premises and equipment	193,618	190,182	191,335	198,106	122,966
Premises held for sale	923	923	6,587	-	6,126
Foreclosed assets not covered by FDIC loss share	44,820	48,073	42,666	50,723	44,856
Foreclosed assets covered by FDIC loss share	-	-	12,833	12,010	11,793
Interest receivable	25,793	26,873	24,129	24,719	16,774
Bank owned life insurance	131,536	118,922	118,073	117,296	77,592
Goodwill	325,782	314,282	314,282	314,282	108,095
Other intangible assets	53,237	44,904	46,605	47,960	22,526
Other assets	66,267	73,830	82,208	74,959	55,326
Total assets	$7,557,816	$7,559,694	$7,614,358	$7,815,800	$4,643,354

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,280,234	$1,212,724	$1,141,285	$1,123,966	$889,260
Interest bearing transaction accounts and savings deposits	3,485,845	3,521,840	3,581,049	3,627,870	2,006,271
Time deposits less than $100,000	694,262	673,651	719,606	756,978	530,890
Time deposits greater than $100,000	625,755	681,585	728,082	765,894	434,297
Total deposits	6,086,096	6,089,800	6,170,022	6,274,708	3,860,718
Federal funds purchased and securities sold
under agreements to repurchase	99,398	110,437	111,792	111,484	110,586
Other borrowings	162,289	173,426	171,321	284,386	114,682
Subordinated debentures	60,570	61,906	61,794	61,644	20,620
Accrued interest and other liabilities	74,450	78,684	74,324	69,841	42,429
Total liabilities	6,482,803	6,514,253	6,589,253	6,802,063	4,149,035

Stockholders' equity:
Preferred stock	30,852	30,852	30,852	30,852	-
Common stock	303	299	299	299	181
Surplus	660,536	642,400	640,895	639,493	156,568
Undivided profits	385,987	369,172	354,459	341,238	338,906
Accumulated other comprehensive (loss) income:
Unrealized (depreciation) appreciation on AFS securities	(2,665)	2,718	(1,400)	1,855	(1,336)
Total stockholders' equity	1,075,013	1,045,441	1,025,105	1,013,737	494,319
Total liabilities and stockholders' equity	$7,557,816	$7,559,694	$7,614,358	$7,815,800	$4,643,354

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$103,204	$94,695	$69,137	$59,711	$54,485
Interest bearing balances due from banks	232,446	206,467	308,756	371,195	299,054
Federal funds sold	1,930	19,086	75,922	56,846	6,486
Cash and cash equivalents	337,580	320,248	453,815	487,752	360,025
Interest bearing balances due from banks - time	15,484	20,251	26,817	8,611	-
Investment securities - held-to-maturity	733,349	728,437	922,877	915,405	806,069
Investment securities - available-for-sale	773,550	838,596	732,949	370,102	318,879
Mortgage loans held for sale	21,294	26,379	37,656	14,655	17,241
Assets held in trading accounts	6,150	6,401	6,592	6,782	6,848
Loans:
Legacy loans	2,898,987	2,725,254	2,363,305	2,084,551	2,008,550
Allowance for loan losses	(31,521)	(31,709)	(31,275)	(30,072)	(28,474)
Loans acquired, not covered by FDIC loss share
(net of discount and allowance)	1,969,296	2,020,236	2,228,841	1,197,601	620,505
Loans acquired, covered by FDIC loss share
(net of discount and allowance)	-	89,578	97,795	104,701	111,618
Net loans	4,836,762	4,803,359	4,658,666	3,356,781	2,712,199
FDIC indemnification asset	-	10,838	15,448	21,515	24,457
Premises and equipment	192,414	191,107	200,875	150,564	117,018
Premises held for sale	923	5,775	6,131	6,126	6,794
Foreclosed assets not covered by FDIC loss share	46,860	40,273	42,994	44,059	48,745
Foreclosed assets covered by FDIC loss share	-	12,345	12,313	11,902	13,964
Interest receivable	25,999	24,403	23,260	19,181	17,738
Bank owned life insurance	128,339	118,489	117,662	91,760	76,578
Goodwill	320,216	314,282	314,060	175,901	109,837
Other intangible assets	44,302	45,712	47,302	31,102	17,748
Other assets	67,347	100,872	76,275	58,536	50,566
Total assets	$7,550,569	$7,607,767	$7,695,692	$5,770,734	$4,704,706

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,295,713	$1,121,078	$1,088,474	$946,979	$895,470
Interest bearing transaction accounts and savings deposits	3,442,857	3,600,930	3,621,060	2,601,046	2,010,827
Time deposits less than $100,000	689,368	694,872	739,748	573,867	545,986
Time deposits greater than $100,000	649,048	703,056	748,460	580,625	458,117
Total deposits	6,076,986	6,119,936	6,197,742	4,702,517	3,910,400
Federal funds purchased and securities sold
under agreements to repurchase	108,389	109,311	116,258	121,568	117,661
Other borrowings	167,167	197,832	179,080	183,953	121,691
Subordinated debentures	61,697	61,851	62,981	35,686	20,620
Accrued interest and other liabilities	73,768	74,696	70,312	43,825	38,869
Total liabilities	6,488,007	6,563,626	6,626,373	5,087,549	4,209,241

Stockholders' equity:
Preferred stock	30,852	30,852	30,885	10,970	-
Common stock	301	299	299	223	180
Surplus	651,824	641,738	640,172	328,830	155,672
Undivided profits	379,064	371,291	396,609	343,973	341,042
Accumulated other comprehensive income (loss):
Unrealized appreciation (depreciation) on AFS securities	521	(39)	1,354	(811)	(1,429)
Total stockholders' equity	1,062,562	1,044,141	1,069,319	683,185	495,465
Total liabilities and stockholders' equity	$7,550,569	$7,607,767	$7,695,692	$5,770,734	$4,704,706

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands, except per share data)
INTEREST INCOME
Loans	$70,511	$76,432	$70,438	$50,986	$45,248
Federal funds sold	10	15	73	29	13
Investment securities	8,350	8,335	8,050	5,879	5,325
Mortgage loans held for sale	237	291	375	148	188
Assets held in trading accounts	6	4	4	3	4
Interest bearing balances due from banks	225	122	229	210	167
TOTAL INTEREST INCOME	79,339	85,199	79,169	57,255	50,945
INTEREST EXPENSE
Time deposits	1,858	1,936	2,064	1,596	1,470
Other deposits	2,105	2,222	2,131	1,348	872
Federal funds purchased and securities
sold under agreements to repurchase	60	55	57	64	61
Other borrowings	1,084	1,812	1,151	1,051	992
Subordinated debentures	481	498	559	234	160
TOTAL INTEREST EXPENSE	5,588	6,523	5,962	4,293	3,555
NET INTEREST INCOME	73,751	78,676	73,207	52,962	47,390
Provision for loan losses	3,230	1,615	3,006	1,171	3,607
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	70,521	77,061	70,201	51,791	43,783
NON-INTEREST INCOME
Trust income	2,725	2,215	2,070	2,251	2,182
Service charges on deposit accounts	8,104	8,488	8,031	6,363	6,552
Other service charges and fees	1,877	3,089	3,130	1,827	1,083
Mortgage lending income	2,298	3,446	3,449	2,262	1,457
Investment banking income	784	663	593	894	451
Debit and credit card fees	7,647	6,879	6,486	5,648	5,653
Bank owned life insurance income	614	748	746	572	727
Gain on sale of securities, net	305	40	-	(38)	(12)
Net (loss) gain on assets covered by FDIC loss-share agreements	-	(9,085)	(3,056)	(2,671)	(3,013)
Other income	4,518	7,006	3,863	1,390	6,424
TOTAL NON-INTEREST INCOME	28,872	23,489	25,312	18,498	21,504
NON-INTEREST EXPENSE
Salaries and employee benefits	39,746	37,417	35,475	26,771	25,126
Occupancy expense, net	3,418	4,812	5,051	3,557	2,494
Furniture and equipment expense	3,731	4,202	3,241	3,268	2,732
Other real estate and foreclosure expense	1,167	2,297	1,017	381	1,395
Deposit insurance	1,222	1,013	1,096	870	724
Merger-related costs	1,237	857	1,247	10,419	1,218
Other operating expenses	17,508	17,314	18,041	12,106	13,290
TOTAL NON-INTEREST EXPENSE	68,029	67,912	65,168	57,372	46,979
NET INCOME BEFORE INCOME TAXES	31,364	32,638	30,345	12,917	18,308
Provision for income taxes	7,505	10,963	10,250	4,182	5,669
NET INCOME	23,859	21,675	20,095	8,735	12,639
Preferred stock dividends	77	77	77	26	-
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$23,782	$21,598	$20,018	$8,709	$12,639
BASIC EARNINGS PER SHARE	$0.79	$0.72	$0.67	$0.39	$0.72
DILUTED EARNINGS PER SHARE	$0.78	$0.72	$0.67	$0.39	$0.72

Simmons First National Corporation					SFNC
Consolidated Core Earnings - Quarter-to-Date (non-GAAP)
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands, except per share data)
INTEREST INCOME
Loans	$70,511	$76,432	$70,438	$50,986	$45,248
Federal funds sold	10	15	73	29	13
Investment securities	8,350	8,335	8,050	5,879	5,325
Mortgage loans held for sale	237	291	375	148	188
Assets held in trading accounts	6	4	4	3	4
Interest bearing balances due from banks	225	122	229	210	167
TOTAL INTEREST INCOME	79,339	85,199	79,169	57,255	50,945
INTEREST EXPENSE
Time deposits	1,858	1,936	2,064	1,596	1,470
Other deposits	2,105	2,222	2,131	1,348	872
Federal funds purchased and securities
sold under agreements to repurchase	60	55	57	64	61
Other borrowings	1,084	1,812	1,151	1,051	992
Subordinated debentures	481	498	559	234	160
TOTAL INTEREST EXPENSE	5,588	6,523	5,962	4,293	3,555
NET INTEREST INCOME	73,751	78,676	73,207	52,962	47,390
Provision for loan losses	3,230	1,615	3,006	1,171	3,607
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	70,521	77,061	70,201	51,791	43,783
NON-INTEREST INCOME
Trust income	2,725	2,215	2,070	2,251	2,182
Service charges on deposit accounts	8,104	8,488	8,031	6,363	6,552
Other service charges and fees	1,877	3,089	3,130	1,827	1,083
Mortgage lending income	2,298	3,446	3,449	2,262	1,457
Investment banking income	784	663	593	894	451
Debit and credit card fees	7,647	6,879	6,486	5,648	5,653
Bank owned life insurance income	614	748	746	572	727
Gain on sale of securities, net	305	40	-	(38)	(12)
Net (loss) gain on assets covered by FDIC loss-share agreements	-	(1,609)	(3,056)	(2,671)	(3,013)
Other income	4,518	4,737	4,396	1,381	1,811
TOTAL NON-INTEREST INCOME	28,872	28,696	25,845	18,489	16,891
NON-INTEREST EXPENSE
Salaries and employee benefits	37,537	37,336	35,324	26,771	24,241
Occupancy expense, net	3,358	4,680	5,013	3,523	2,631
Furniture and equipment expense	3,731	4,172	3,209	3,268	2,730
Other real estate and foreclosure expense	1,167	2,297	1,017	381	1,395
Deposit insurance	1,222	1,013	1,096	870	724
Merger-related costs	-	-	-	-	-
Other operating expenses	17,508	17,094	16,050	12,097	12,711
TOTAL NON-INTEREST EXPENSE	64,523	66,592	61,709	46,910	44,432
CORE EARNINGS BEFORE INCOME TAXES (non-GAAP)	34,870	39,165	34,337	23,370	16,242
Provision for income taxes	8,880	13,523	11,816	7,644	4,855
CORE EARNINGS (non-GAAP)	25,990	25,642	22,521	15,726	11,387
Preferred stock dividends	77	77	77	26	-
CORE EARNINGS AVAILABLE TO COMMON S/H (non-GAAP)	$25,913	$25,565	$22,444	$15,700	$11,387
BASIC CORE EARNINGS PER SHARE (non-GAAP)	$0.86	$0.85	$0.75	$0.71	$0.64
DILUTED CORE EARNINGS PER SHARE (non-GAAP)	$0.86	$0.85	$0.75	$0.70	$0.64

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands)
Tier 1 capital
Stockholders' equity	$1,075,013	$1,045,441	$1,025,105	$1,013,737	$494,319
Trust preferred securities, net allowable	60,570	61,906	61,794	61,410	20,000
Disallowed intangible assets, net of deferred tax	(330,089)	(314,735)	(342,590)	(344,140)	(112,545)
Unrealized loss (gain) on AFS securities	2,665	(2,718)	1,400	(1,855)	1,336
Other	-	-	(10,297)	(4,789)	-
Total Tier 1 capital	808,159	789,894	735,412	724,363	403,110

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	-	-	-	-	2
Qualifying allowance for loan losses and
reserve for unfunded commitments	35,068	34,097	34,284	32,600	32,073
Total Tier 2 capital	35,068	34,097	34,284	32,600	32,075
Total risk-based capital	$843,227	$823,991	$769,696	$756,963	$435,185

Common equity
Tier 1 capital	$808,159	$789,894	$735,412	$724,363	$-
Less: Non-cumulative preferred stock	(30,852)	(30,852)	(30,852)	(30,852)	-
Less: Trust preferred securities	(60,570)	(61,906)	(61,794)	(61,410)	-
Total common equity	$716,737	$697,136	$642,766	$632,101	$-

Risk weighted assets	$5,042,611	$4,986,641	$4,714,852	$4,659,065	$3,002,270

Adjusted average assets for leverage ratio	$7,218,559	$7,293,113	$7,350,900	$5,428,706	$4,593,924

Ratios at end of quarter
Equity to assets	14.22%	13.83%	13.46%	12.97%	10.65%
Tangible common equity to tangible assets	9.27%	9.10%	8.73%	8.32%	8.06%
Common equity Tier 1 ratio (CET1)	14.21%	13.98%	13.63%	13.57%	-
Tier 1 leverage ratio	11.20%	10.83%	10.00%	13.34%	8.77%
Tier 1 risk-based capital ratio	16.03%	15.84%	15.60%	15.55%	13.43%
Total risk-based capital ratio	16.72%	16.52%	16.32%	16.25%	14.50%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$177,288	$171,701	$174,074	$171,413	$185,380
Other consumer	208,380	182,472	160,828	107,486	103,402
Total consumer	385,668	354,173	334,902	278,899	288,782
Real Estate
Construction	279,740	253,761	199,707	178,929	181,968
Single-family residential	696,180	623,089	662,954	507,351	455,563
Other commercial	1,229,072	1,037,559	878,109	716,021	714,797
Total real estate	2,204,992	1,914,409	1,740,770	1,402,301	1,352,328
Commercial
Commercial	500,116	394,422	388,869	324,815	291,820
Agricultural	148,563	170,257	141,502	105,228	115,658
Total commercial	648,679	564,679	530,371	430,043	407,478
Other	7,115	6,017	5,186	4,137	5,133
Total Loans	$3,246,454	$2,839,278	$2,611,229	$2,115,380	$2,053,721

(1) Excludes all acquired loans, including those covered by FDIC loss-share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$237,139	$285,071	$361,744	$390,625	$418,914
Mortgage-backed securities	24,774	25,913	27,146	28,535	29,743
State and political subdivisions	440,676	464,245	471,631	482,316	328,310
Other securities	2,784	1,065	1,075	947	620
Total held-to-maturity	705,373	776,294	861,596	902,423	777,587
Available-for-Sale
U.S. Treasury	$3,994	$4,008	$4,005	$4,008	$3,992
U.S. Government agencies	120,237	153,576	236,003	346,315	272,816
Mortgage-backed securities	647,425	502,344	464,857	312,011	1,572
State and political subdivisions	9,874	10,976	10,971	13,452	6,540
FHLB stock	7,823	14,275	13,619	15,256	5,126
Other securities	32,054	18,168	18,246	16,341	15,237
Total available-for-sale	821,407	703,347	747,701	707,383	305,283
Total investment securities	$1,526,780	$1,479,641	$1,609,297	$1,609,806	$1,082,870
Fair value - HTM investment securities	$713,371	$785,030	$863,349	$913,037	$780,534

Investment Securities - QTD Average
Taxable securities	$1,043,268	$1,088,597	$1,163,708	$893,946	$782,062
Tax exempt securities	463,631	478,436	492,118	391,561	342,886
Total investment securities - QTD average	$1,506,899	$1,567,033	$1,655,826	$1,285,507	$1,124,948

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands)
LOANS
Legacy loans	$3,246,454	$2,839,278	$2,611,229	$2,115,380	$2,053,721
Allowance for loan losses (legacy loans)	(31,351)	(30,380)	(30,567)	(29,183)	(29,028)
Legacy loans (net of allowance)	3,215,103	2,808,898	2,580,662	2,086,197	2,024,693
Loans acquired, not covered by FDIC loss share	1,729,557	2,085,211	2,171,388	2,491,316	621,020
Credit discount	(55,702)	(70,441)	(63,082)	(72,876)	(45,040)
Allowance for loan losses (loans acquired, not covered)	(954)	(954)	-	-	-
Loans acquired, not covered (net of discount and allowance)	1,672,901	2,013,816	2,108,306	2,418,440	575,980
Loans acquired, covered by FDIC loss share	-	-	114,296	126,629	140,038
Credit discount	-	-	(20,221)	(23,207)	(32,151)
Allowance for loan losses (acquired covered loans)	-	-	(954)	(954)	(954)
Loans acquired, covered (net of discount and allowance)	-	-	93,121	102,468	106,933
Net loans	$4,888,004	$4,822,714	$4,782,089	$4,607,105	$2,707,606

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.97%	1.07%	1.17%	1.38%	1.41%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP)	3.28%	3.42%	3.69%	3.71%	10.27%

Total allowance and credit coverage (non-GAAP)	1.77%	2.07%	2.34%	2.67%	3.81%

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$30,380	$30,567	$29,183	$29,028	$27,076
Loans charged off
Credit cards	757	763	802	785	859
Other consumer	489	597	366	220	781
Real estate	845	109	333	293	200
Commercial	654	516	-	245	310
Total loans charged off	2,745	1,985	1,501	1,543	2,150

Recoveries of loans previously charged off
Credit cards	223	213	241	213	220
Other consumer	140	78	187	133	94
Real estate	120	25	46	12	56
Commercial	3	-	9	169	125
Total recoveries	486	316	483	527	495
Net loans charged off	2,259	1,669	1,018	1,016	1,655
Provision for loan losses	3,230	1,482	2,402	1,171	3,607
Balance, end of quarter	$31,351	$30,380	$30,567	$29,183	$29,028

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	17,714	15,305	15,565	14,511	12,038
Loans past due 90 days or more	1,191	1,506	1,375	498	961
Total non-performing loans	18,905	16,811	16,940	15,009	12,999
Other non-performing assets
Foreclosed assets held for sale, not covered	44,820	48,073	42,666	50,723	44,856
Other non-performing assets	211	172	242	215	97
Total other non-performing assets	45,031	48,245	42,908	50,938	44,953
Total non-performing assets	$63,936	$65,056	$59,848	$65,947	$57,952
Performing TDRs (troubled debt restructurings)	$2,530	$1,955	$1,959	$2,227	$2,233

Ratios (1) (2)
Allowance for loan losses to total loans	0.97%	1.07%	1.17%	1.38%	1.41%
Allowance for loan losses to non-performing loans	166%	181%	180%	194%	223%
Non-performing loans to total loans	0.58%	0.59%	0.65%	0.71%	0.63%
Non-performing assets (including performing TDRs)
to total assets	0.88%	0.89%	0.81%	0.87%	1.30%
Non-performing assets to total assets	0.85%	0.86%	0.79%	0.84%	1.25%
Annualized net charge offs to total loans	0.31%	0.24%	0.17%	0.20%	0.33%
Annualized net credit card charge offs to
total credit card loans	1.22%	1.26%	1.31%	1.32%	1.41%
Annualized net charge offs to total loans
(excluding credit cards)	0.25%	0.17%	0.08%	0.09%	0.22%

(1)	Excludes all acquired loans, including those covered by FDIC loss-share agreements, except for their inclusion in total assets.
(2)	Excludes acquired foreclosed assets covered by FDIC loss-share agreements, except for their inclusion in total assets.

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014

ASSETS

Earning Assets
Interest bearing balances due from banks	0.36%	0.23%	0.30%	0.23%	0.22%
Investment securities	2.77%	2.65%	2.50%	2.44%	2.49%
Mortgage loans held for sale	4.42%	4.38%	3.99%	4.10%	4.33%
Assets held in trading accounts	0.39%	0.25%	0.24%	0.18%	0.23%
Loans, including acquired loans	5.75%	6.27%	6.03%	6.11%	6.55%
Total interest earning assets	4.87%	5.20%	4.82%	4.68%	4.98%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.24%	0.24%	0.24%	0.21%	0.17%
Time deposits	0.55%	0.55%	0.56%	0.56%	0.58%
Total interest bearing deposits	0.33%	0.33%	0.33%	0.32%	0.31%
Federal funds purchased and securities
sold under agreement to repurchase	0.22%	0.20%	0.20%	0.21%	0.21%
Other borrowings	2.57%	3.63%	2.58%	2.32%	3.23%
Subordinated debentures	3.09%	3.19%	3.56%	2.66%	3.08%
Total interest bearing liabilities	0.43%	0.48%	0.44%	0.42%	0.43%

NET INTEREST MARGIN/SPREAD

Net interest spread	4.44%	4.72%	4.38%	4.26%	4.55%
Net interest margin - quarter-to-date	4.54%	4.82%	4.47%	4.34%	4.65%
Net interest margin - year-to-date	4.57%	4.58%	4.42%	4.34%	4.47%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$25,913	$25,565	$22,444	$15,700	$11,387
Diluted core earnings per share (1)	0.86	0.85	0.75	0.70	0.64
Core net interest margin (FTE) (2)	3.88%	3.93%	3.87%	3.55%	3.63%
Core efficiency ratio (1)	59.35%	57.54%	58.51%	62.24%	64.32%
Core return on average assets (1)	1.36%	1.33%	1.17%	1.10%	0.96%
Core return on average common equity (1)	9.96%	10.01%	8.67%	9.47%	9.12%
Core return on tangible common equity (1)	15.89%	15.99%	13.80%	14.16%	12.65%
Financial Highlights - GAAP
Net Income	$23,782	$21,598	$20,018	$8,709	$12,639
Diluted earnings per share	0.78	0.72	0.67	0.39	0.72
Return on average assets	1.25%	1.13%	1.04%	0.61%	1.07%
Return on average common equity	9.15%	8.46%	7.73%	5.25%	10.12%
Return on tangible common equity	14.62%	13.58%	12.36%	8.07%	14.00%
Net interest margin (FTE)	4.54%	4.82%	4.47%	4.34%	4.65%
FTE adjustment	2,185	2,172	2,303	1,857	1,751
Amortization of intangibles	1,337	1,265	1,388	899	565
Amortization of intangibles, net of taxes	813	769	844	546	343
Average earning assets	6,637,002	6,660,434	6,774,693	5,121,838	4,195,250
Average interest bearing liabilities	5,118,526	5,367,852	5,467,587	4,096,745	3,274,902
Average diluted shares outstanding	30,301,190	30,046,062	29,987,471	22,350,272	18,075,537
Cash dividends declared per common share	0.23	0.23	0.23	0.23	0.22
YEAR-TO-DATE
Financial Highlights - Core (non-GAAP)
Core earnings (excludes nonrecurring items) (1)	$89,622	$63,709	$38,144	$15,700	$38,707
Diluted core earnings per share (1)	3.18	2.32	1.46	0.70	2.29
Core net interest margin (FTE) (2)	3.83%	3.82%	3.74%	3.55%	3.53%
Core efficiency ratio (1)	59.08%	59.05%	60.08%	62.24%	67.22%
Core return on average assets (1)	1.25%	1.21%	1.14%	1.10%	0.86%
Core return on average common equity (1)	9.55%	9.39%	8.99%	9.47%	8.79%
Core return on tangible common equity (1)	15.05%	14.73%	13.96%	14.16%	11.89%
Financial Highlights - GAAP
Net Income	$74,107	$50,325	$28,727	$8,709	$35,688
Diluted earnings per share	2.63	1.83	1.10	0.39	2.11
Return on average assets	1.03%	0.96%	0.86%	0.61%	0.80%
Return on average common equity	7.90%	7.41%	6.77%	5.25%	8.11%
Return on tangible common equity	12.53%	11.73%	10.63%	8.07%	10.99%
Net interest margin (FTE)	4.57%	4.58%	4.42%	4.34%	4.47%
FTE adjustment	8,517	6,332	4,160	1,857	6,840
Amortization of intangibles	4,889	3,552	2,287	899	1,979
Amortization of intangibles, net of taxes	2,972	2,159	1,390	546	1,203
Average earning assets	6,287,141	6,170,521	5,948,265	5,121,838	3,975,903
Average interest bearing liabilities	5,000,858	4,977,397	4,782,167	4,096,745	3,176,716
Average diluted shares outstanding	28,209,661	27,497,813	26,203,942	22,350,272	16,922,026
Cash dividends declared per common share	0.92	0.69	0.46	0.23	0.88
END OF PERIOD
Book value per share	$34.49	$33.89	$33.26	$32.93	$27.38
Tangible book value per share	21.97	21.89	21.19	20.79	20.15
Shares outstanding	30,278,432	29,939,698	29,894,903	29,850,034	18,052,488
Full-time equivalent employees	1,946	1,967	2,043	2,076	1,338
Total number of ATM's	182	183	186	179	124
Total number of financial centers	149	149	152	164	109

(1)	Core earnings excludes nonrecurring items, which is a non-GAAP measurement
(2)	Excludes accretable yield adjustment on loans, which is a non-GAAP measurement

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(Unaudited)	2015	2015	2015	2015	2014
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$23,782	$21,598	$20,018	$8,709	$12,639
Nonrecurring items
Accelerated vesting on retirement agreements	2,209	-	-	-	-
Gain on sale of banking operations	-	(2,110)	-	-	-
Loss on FDIC loss-share termination	-	7,476	-	-	-
Merger-related costs	1,237	857	1,247	10,419	1,218
Change-in-control payments	-	-	-	-	885
Branch right-sizing	60	304	2,745	35	(4,221)
Charter consolidation costs	-	-	-	-	42
Tax effect (1)	(1,375)	(2,560)	(1,566)	(3,463)	824
Net nonrecurring items	2,131	3,967	2,426	6,991	(1,252)
Core earnings (non-GAAP)	$25,913	$25,565	$22,444	$15,700	$11,387

Diluted earnings per share	$0.78	$0.72	$0.67	$0.39	$0.72
Nonrecurring items
Accelerated vesting on retirement agreements	0.08	-	-	-	-
Gain on sale of banking operations	-	(0.07)	-	-	-
Loss on FDIC loss-share termination	-	0.25	-	-	-
Merger-related costs	0.05	0.03	0.04	0.47	0.07
Change-in-control payments	-	-	-	-	0.05
Branch right-sizing	-	0.01	0.09	-	(0.24)
Charter consolidation costs	-	-	-	-	-
Tax effect (1)	(0.05)	(0.09)	(0.05)	(0.16)	0.04
Net nonrecurring items	0.08	0.13	0.08	0.31	(0.08)
Core earnings (non-GAAP)	$0.86	$0.85	$0.75	$0.70	$0.64

YEAR-TO-DATE
Net Income	$74,107	$50,325	$28,727	$8,709	$35,688
Nonrecurring items
Accelerated vesting on retirement agreements	2,209	-	-	-	-
Gain on sale of merchant services	-	-	-	-	(1,000)
Gain on sale of banking operations	(2,110)	(2,110)	-	-	-
Loss on FDIC loss-share termination	7,476	7,476	-	-	-
Merger-related costs	13,760	12,523	11,666	10,419	7,470
Change-in-control payments	-	-	-	-	885
Branch right-sizing	3,144	3,084	2,780	35	(3,059)
Charter consolidation costs	-	-	-	-	652
Tax effect (1)	(8,964)	(7,589)	(5,029)	(3,463)	(1,929)
Net nonrecurring items	15,515	13,384	9,417	6,991	3,019
Core earnings (non-GAAP)	$89,622	$63,709	$38,144	$15,700	$38,707

Diluted earnings per share	$2.63	$1.83	$1.10	$0.39	$2.11
Nonrecurring items
Accelerated vesting on retirement agreements	0.08	-	-	-	-
Gain on sale of merchant services	-	-	-	-	(0.06)
Gain on sale of banking operations	(0.07)	(0.07)	-	-	-
Loss on FDIC loss-share termination	0.27	0.27	-	-	-
Merger-related costs	0.49	0.46	0.45	0.47	0.44
Change-in-control payments	-	-	-	-	0.05
Branch right-sizing	0.11	0.11	0.11	-	(0.16)
Charter consolidation costs	-	-	-	-	0.04
Tax effect (1)	(0.33)	(0.28)	(0.20)	(0.16)	(0.13)
Net nonrecurring items	0.55	0.49	0.36	0.31	0.18
Core earnings (non-GAAP)	$3.18	$2.32	$1.46	$0.70	$2.29

(1)	Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.